     As filed with the Securities and Exchange Commission on June 22, 1998

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          PILOT NETWORK SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                                                94-3164036
(State of Incorporation)                                (IRS Employer
                                                        Identification No.)

1080 MARINA VILLAGE PARKWAY, ALAMEDA, CA                94501-1057
(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the registration of a          If this form relates to the registration
 class of securities pursuant to Section 12(b)         of a class of securities pursuant to
 of the Exchange Act and is effective pursuant         Section 12(g) of the Exchange Act and is
 to General Instruction A.(c), check the               effective pursuant to General
 following box. [_]                                    Instruction A.(d), check the following
                                                       box. [X]

Securities Act registration statement file number to which this form relates:
[333-57453] (if applicable)

       Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                        Name of each exchange on which
    to be so registered                        each class is to be registered
    -------------------                        ------------------------------

            None                                            None

       Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, par value $0.001
                        ------------------------------
                               (Title of Class)

Item 1.    Description of Registrant's Securities to be Registered
           -------------------------------------------------------

          Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 filed on or about June 22, 1998 (SEC File No. 333-57453) (the "Form S-1 Registration Statement").
             -------------------------------

Item 2.   Exhibits
          --------

          The following exhibits are filed as a part of this Registration
          Statement:

          1.*     Specimen certificate for Registrant's Common Stock.

          2.**    Certificate of Incorporation of the Registrant.

          3.*** Form of Amended and Restated Certificate of Incorporation of the Registrant.

          4.****  Bylaws of the Registrant.

          5.***** Amended and Restated Investors' Rights Agreement dated  March
                  31, 1997, as amended, between the Registrant and certain holders of the Registrant's securities.


*     Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration
      Statement.
** Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
*** Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
***** Incorporated by reference to Exhibit 10.6 to the Form S-1 Registration
      Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 22, 1998                     PILOT NETWORK SERVICES, INC.

                                        By: /s/ M. Marketta Silvera
                                           -------------------------------
                                           M. Marketta Silvera, President
                                           and Chief Executive Officer

                               INDEX TO EXHIBITS

                                                                         Sequentially
                                                                         ------------
 Exhibit No.                       Description                           Numbered Page
------------                       -----------                           -------------
    1.           Specimen certificate for Registrant's Common            Incorporated by
                 Stock.                                                  reference

    2.           Certificate of Incorporation of the Registrant.         Incorporated by
                                                                         reference

    3.           Form of Amended and Restated Certificate of             Incorporated by
                 Incorporation of the Registrant.                        reference

    4.           Bylaws of the Registrant.                               Incorporated by
                                                                         reference

    5.           Amended and Restated Investors' Rights Agreement        Incorporated by
                 dated March 31, 1997, as amended, between the           reference
                 Registrant and certain holders of the
                 Registrant's securities.

                                      -4-